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                                                                    EXHIBIT 10.4

                                 FIRST AMENDMENT
                                       OF
                           SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                            HERITAGE COMMUNITIES L.P.

     THIS FIRST AMENDMENT OF SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF HERITAGE COMMUNITIES L.P. ("First Amendment"), made as of the 27th day of March, 1998, by ASR INVESTMENTS CORPORATION, a Maryland corporation ("ASR"), as General Partner, and HERITAGE SGP CORPORATION, an Arizona corporation ("Heritage SGP"), as Special General Partner, and joined in by UNITED DOMINION REALTY TRUST, INC., a Virginia corporation ("UDR"), for the purposes herein specified.

                                    RECITALS

ASR is the General Partner and Heritage SGP is the Special General Partner of Heritage Communities L.P., a Delaware partnership existing under a Second Amended and Restated Agreement of Limited Partnership of Heritage Communities L.P., dated as of September 18, 1997 (the "Partnership Agreement", by and among ASR, as General Partner, Heritage SGP, as Special General Partner, and the persons identified in Exhibit A thereto, as Limited Partners (the "Limited Partners"). Terms used and not defined herein are defined in the Partnership Agreement. Upon consummation of an Agreement and Plan of Merger dated as of December 19, 1997 (the "Merger Agreement"), among UDR, ASR and ASR Acquisition Sub, Inc., a Maryland corporation ("Sub"), Sub will merge with and into ASR (the "Merger"), each outstanding share of Common Stock, $.01 par value, of ASR ("ASR Common Stock") will be converted into 1.575 shares of Common Stock, $1.00 par value, of UDR ("UDR Common Stock"), with cash in lieu of any fractional share, ASR will become a wholly-owned subsidiary of UDR and the public market for ASR Common Stock will terminate. Section 11.2.2 of the Partnership Agreement prohibits the General Partner from engaging in the Merger unless appropriate provision is made as a part of the terms of such Transaction so that each Limited Partner thereafter remains entitled to exchange each Limited Partner Unit owned by such Limited Partner (after application of the Unit Adjustment Factor) for an amount of cash, securities or other property equal to the greatest amount of cash, securities or other property which such Limited Partner would have received from such Transaction, if such Limited Partner had exercised its Conversion Right immediately prior to the Transaction. In Section 5.12 of the Merger Agreement, UDR undertakes to make the provision for the Limited Partners required by Section 11.2.2 of the Partnership Agreement, and UDR and ASR have agreed that amendment of the Partnership Agreement as provided herein is the most efficient means therefor. ASR is authorized so to amend the Partnership Agreement under Section 14.2(c) thereof without the consent of the Limited Partners.

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NOW, THEREFORE, the Partnership Agreement is amended as follows:

11.  Section 1.1.10 of the Partnership Agreement is amended to read as follows:

   Section 1.1.10. "Articles of Incorporation" means, as the context may indicate, the Articles of Incorporation of ASR Investments Corporation, as filed with the Secretary of State of the State of Maryland, or the Articles of Incorporation of UDR, as filed in the Clerk's Office of the Virginia State Corporation Commission, in either case as further amended or restated from time to time.

12.  Section 1.1.72 of the Partnership Agreement is amended to read as follows:

   Section 1.1.72. "Shares" means the shares of Common Stock, $1.00 par value, of UDR.

13. The reference to the General Partner in Section 1.1.80 of the Partnership Agreement shall be deemed a reference to UDR.

14. New Sections 1.1.88, 1.1.89 and 1.1.90 are added to the Partnership Agreement, as follows:

   Section 1.1.88. "Merger" means the merger of ASR Acquisition Sub, Inc., a Maryland corporation, with and into the General Partner.

   Section 1.1.89. "Merger Closing Date" means March 27, 1998, or such other date on which the merger shall become effective.

   Section 1.1.90. "UDR" means United Dominion Realty Trust, Inc., a Virginia corporation.

15. Sections 4.2.2(a) and (b) of the Partnership Agreement are amended to read as follows:

     (i) (a) Subject to the further provisions of this Section 4.2.2 and subject to Section 8.6, each Person who was a Limited Partner on the Merger Closing date shall have the right (the "Conversion Right") to exchange any or all of the Limited Partner Units held by that Partner for Shares, with one Limited Partner Unit (as adjusted pursuant to 4.2.2(b)) being exchangeable for
1.575 fully paid, non-assessable Shares. In the event that any exercise of the Conversion Right shall result in such Limited Partner being entitled to receive a fractional Share, such Limited Partner shall receive a cash payment in lieu of such fractional Share equal to such fractional proportion of the closing price per Share on the New York Stock Exchange, reported as "New York Stock Exchange Composite Transactions" by The Wall Street Journal, on the Merger Closing Date.

          (b) Subject to the further provisions of this Section 4.2.2 and subject to Section 8.6, each Person who becomes a Limited Partner at any time after the Merger Closing Date shall have the right (the "Conversion Right") to exchange any or all of the Limited Partner Units held by that Partner for Shares, with one Limited Partner Unit (as adjusted pursuant to 4.2.2(b)) being exchangeable for one fully paid, non-assessable Share.

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          (c)  The Conversion Right may be exercised by a Limited Partner (a
"Converting Partner") at any time after the first anniversary of the issuance of the Limited Partner Unit that is the subject of Notice of Conversion and from time to time thereafter by delivering such Notice of Conversion in the form attached as Exhibit C to the General Partner. Upon receipt by the General Partner of a Notice of Conversion, on the Specified Conversion date, UDR shall issue to the Converting Partner the number of Shares to which the Converting Partner is entitled under (i) or (ii) above, as appropriate, based on the number of Limited Partner Units to be exchanged, together with the fractional Share cash payment, if any, to which such Converting Partner is entitled. UDR shall at all times reserve and keep available out of its authorized but unissued Shares, solely for the purpose of effecting the exchange of Limited Partner Units for Shares, such number of Shares as shall from time to time be sufficient to effect the conversion of all outstanding Limited Partner Units. No Limited Partner shall, solely by virtue of being the holder of one or more limited Partner Units, be deemed to be a shareholder of or have any other interest in UDR.

     (ii) For purposes of this Section 4.2.2, the number of Limited Partner Units exchanged by any Limited Partner shall be proportionately adjusted by multiplying the number of Limited Partner Units being exchange by such Limited Partner by the Unit Adjustment Factor: the intent of this provision is that one Limited Partner Unit (as adjusted) remains exchangeable for 1.575 Shares or one Share, as the case may be, without dilution. In the event UDR issues any Shares in exchange for Limited Partner Units pursuant to this section 4.2.2, any such Limited Partner Units so acquired by UDR shall thereafter be owned by UDR as Limited Partner Units for all purposes of this Agreement, except for those actions requiring the vote of the Limited Partners or Limited Partner Consent. Each Converting Partner agrees to execute such documents as UDR may reasonably require in connection with the issuance of Shares upon exercise of the Conversion Right.

16. All reference to the General Partner in Section 8.6 of the Partnership Agreement shall be deemed references to UDR.

17.  This First Amendment shall become effective on the Merger Closing Date.

18. UDR joins in this First Amendment for purposes of evidencing its acceptance of and agreement to be bound by the terms of the Partnership Agreement as amended hereby.

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     IN WITNESS WHEREOF, ASR, Heritage SGP and UDR have caused this First
Amendment to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

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                                        ASR INVESTMENTS CORPORATION


                                        By:   /s/ [illegible]
                                             -----------------------------------
                                        Its: President


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                                        HERITAGE SGP CORPORATION


                                        By:   /s/ [illegible]
                                             -----------------------------------
                                        Its: President


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                                        UNITED DOMINION REALTY TRUST, INC.


                                        By:   /s/ Kathryn Surface
                                             -----------------------------------
                                        Its: Senior Vice President


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